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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               _________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of report : February 3, 2003
               (Date of earliest event reported): February 2, 2003


                     Plains Exploration & Production Company
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     001-31470                  33-0430755
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)



                          500 Dallas Street, Suite 700
                              Houston, Texas 77002
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (713) 739-6700

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Item 5.  Other Events.

       On February 3, 2003, Plains Exploration & Production Company issued a press release announcing that it had entered into a definitive Agreement and Plan of Merger with PXP Gulf Coast Inc. and 3TEC Energy Corporation in a transaction valued at approximately $432 million. The Agreement and Plan of Merger and related Voting Agreements, Registration Rights Agreement and press release are attached to this form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4 and 99.1, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


       (a)  Not applicable.

       (b)  Not applicable.

       (c)  Exhibits.

    Exhibit     Description

      10.1 Agreement and Plan of Merger dated February 2, 2003, by and among Plains Exploration & Production Company, PXP Gulf Coast Inc. and 3TEC Energy Corporation.

      10.2 Voting Agreement dated as of February 2, 2003, by and among Plains Exploration & Production Company, 3TEC Energy Corporation, EnCap Energy Acquisition III-B, Inc., EnCap Energy Capital Fund III, L.P., BOCP Energy Partners, L.P., ECIC Corporation, Floyd C. Wilson, Stephen W. Herod, and R. A. Walker.

      10.3 Voting Agreement dated as of February 2, 2003, by and among Plains Exploration & Production Company, 3TEC Energy Corporation, EnCap Energy Capital Fund III-B, L.P., EnCap Energy Capital Fund III, L.P., BOCP Energy Partners, L.P., Energy Capital Investment Company PLC, Sable Management, L.P., and James C. Flores.

      10.4 Registration Rights Agreement dated February 2, 2003, by and among Plains Exploration & Production Company, EnCap Energy Capital Fund III, L.P., EnCap Energy Acquisition III-B, Inc., BOCP Energy Partners, L.P., ECIC Corporation and EnCap Investments L.L.C.

      99.1      Press Release dated February 3, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Plains Exploration & Production Company


                                       /s/ Stephen A. Thorington
                                    --------------------------------------------
                                    Stephen A. Thorington
                                    Chief Financial Officer

Dated: February 3, 2003

Index to Exhibits

     Exhibit     Description

      10.1 Agreement and Plan of Merger dated February 2, 2003, by and among Plains Exploration & Production Company, PXP Gulf Coast Inc. and 3TEC Energy Corporation.

      10.2 Voting Agreement dated as of February 2, 2003, by and among Plains Exploration & Production Company, 3TEC Energy Corporation, EnCap Energy Acquisition III-B, Inc., EnCap Energy Capital Fund III, L.P., BOCP Energy Partners, L.P., ECIC Corporation, Floyd C. Wilson, Stephen W. Herod, and R. A. Walker.

      10.3 Voting Agreement dated as of February 2, 2003, by and among Plains Exploration & Production Company, 3TEC Energy Corporation, EnCap Energy Capital Fund III-B, L.P., EnCap Energy Capital Fund III, L.P., BOCP Energy Partners, L.P., Energy Capital Investment Company PLC, Sable Management, L.P., and James C. Flores.

      10.4 Registration Rights Agreement dated February 2, 2003, by and among Plains Exploration & Production Company, EnCap Energy Capital Fund III, L.P., EnCap Energy Acquisition III-B, Inc., BOCP Energy Partners, L.P., ECIC Corporation and EnCap Investments L.L.C.

      99.1       Press Release dated February 3, 2003.